                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                         EnCap Energy Capital Fund VIII, L.P.

Address:                      1100 LOUISIANA STREET, SUITE 4900
                              HOUSTON, TX 77002

Designated Filer:             Eclipse Resources Holdings, L.P.

Issuer & Ticket Symbol:       Eclipse Resources Corporation [ECR]

Date of Event Requiring
Statement:                    06/24/2014

Signature:                    EnCap Energy Capital Fund VIII, L.P.

                              By: EnCap Equity Fund VIII GP, L.P.,
                                  its general partner

                              By: EnCap Investments L.P.,
                                  its general partner

                              By: EnCap Investments GP, L.L.C,
                                  its general partner

                              By: /s/ D. Martin Phillips, Sr. Managing Director
                                  ---------------------------------------------

Date:                         06/26/2014

Name:                         EnCap Energy Capital Fund VIII Co-Investors, L.P.

Address:                      1100 LOUISIANA STREET, SUITE 4900
                              HOUSTON, TX 77002

Designated Filer:             Eclipse Resources Holdings, L.P.

Issuer & Ticket Symbol:       Eclipse Resources Corporation [ECR]

Date of Event Requiring
Statement:                    06/24/2014

Signature:                    EnCap Energy Capital Fund VIII Co-Investors, L.P.

                              By: EnCap Equity Fund VIII GP, L.P.,
                                  its general partner

                              By: EnCap Investments L.P.,
                                  its general partner

                              By: EnCap Investments GP, L.L.C,
                                  its general partner,

                              By: /s/ D. Martin Phillips, Sr. Managing Director
                                  ---------------------------------------------

Date:                         06/26/2014

Name:                         EnCap Energy Capital Fund IX, L.P.

Address:                      1100 LOUISIANA STREET, SUITE 4900
                              HOUSTON, TX 77002

Designated Filer:             Eclipse Resources Holdings, L.P.

Issuer & Ticket Symbol:       Eclipse Resources Corporation [ECR]

Date of Event Requiring
Statement:                    06/24/2014

Signature:                    EnCap Energy Capital Fund IX, L.P.

                              By: EnCap Equity Fund IX GP, L.P.,
                                  its general partner

                              By: EnCap Investments L.P.,
                                  its general partner

                              By: EnCap Investments GP, L.L.C,
                                  its general partner

                              By: /s/ D. Martin Phillips, Sr. Managing Director
                                  ---------------------------------------------

Date:                         06/26/2014

Name:                         EnCap Investments GP, L.L.C.

Address:                      1100 LOUISIANA STREET, SUITE 4900
                              HOUSTON, TX 77002

Designated Filer:             Eclipse Resources Holdings, L.P.

Issuer & Ticket Symbol:       Eclipse Resources Corporation [ECR]

Date of Event Requiring
Statement:                    06/24/2014

Signature:                    EnCap Investments GP, L.L.C.

                              By: /s/ D. Martin Phillips, Sr. Managing Director
                                  ---------------------------------------------

Date:                         06/26/2014